SECURITIES AND EXCHANCE COMMISSION

                             Washington, D.C. 20549
                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                  ------------
       Date of Report (Date of earliest event reported): September 6, 2000
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                              UNIVERSAL CORPORATION

          Virginia                       1-652                 54-0414210
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
      of organization)                                    Identification Number)

                           1501 North Hamilton Street
                               Richmond, Virginia
                                 (804) 359-9311



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Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits


                                EXPLANATORY NOTE

         On September 6, 2000, Universal Corporation commenced a continuous medium term note offering under a prospectus dated August 28, 2000 and a prospectus supplement dated September 6, 2000. This Current Report on Form 8-K is filed for the purpose of filing the Distribution Agreement dated September 6, 2000 to be used in connection with that medium term note program.

The following exhibits are filed herewith.

              Exhibit Number           Description

                    1 Distribution Agreement dated September 6, 2000 (including forms of Terms Agreement, Pricing Supplement, Fixed Rate Note and Floating Rate Note)




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         UNIVERSAL CORPORATION


                                         By: /s/ George C. Freeman, III
                                            ------------------------------
                                             George C. Freeman, III
                                             Assistant Secretary



Date:  September 6, 2000